UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 09, 2021

SQZ BIOTECHNOLOGIES COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39662	46-2431115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Arsenal Yards Blvd Suite 210
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 758-8672

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SQZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 9, 2021, SQZ Biotechnologies Company (the “Company”) presented interim results from the highest-dose cohort of its ongoing Phase 1/2 clinical trial of lead Antigen Presenting Cell (“APC”) therapy candidate targeting Human Papillomavirus positive (“HPV16+”) solid tumors at the European Society for Medical Oncology Immuno-Oncology (“ESMO-IO”) Congress. Of the five patients in this cohort evaluable for efficacy, one checkpoint refractory head-and-neck cancer patient showed a radiographic response and symptomatic improvement. The target lesion demonstrated a complete response at both radiographic assessments. At the most recent assessment, the major oropharyngeal lesion demonstrated continued improvement upon physical examination; however, a new dermal lesion was detected. The investigational therapy was well-tolerated, and no dose-limiting toxicities were observed as of October 8, 2021.

Responder Patient Characteristics & Treatment Journey

The patient in the highest-dose cohort who achieved a complete response in the target lesion (patient 17) was a 52-year-old male diagnosed over three-and-a-half years prior to first dose with a locally advanced squamous cell carcinoma of the tonsil, a part of the oropharynx. He initially had chemo-radiation treatment but developed recurrence in the throat and the chest almost two years prior. At trial entry, patient 17 had received six prior lines of therapy, including two combination approaches with the checkpoint inhibitor pembrolizumab.

Patient 17 did not require pre-conditioning. Following a single leukapheresis session, his cell therapy was manufactured in 18 hours and produced 7 doses.

Clinical Results

•
Patient 17 had marked improvement of the target lesion on physical examination and reported that his ability to swallow had substantially improved
•
Patient 17 experienced two low grade treatment related adverse events, i.e., grade 1 flushing and grade 1 fatigue
•
As of October 20, 2021, he received all seven doses of SQZ-PBMC-HPV and the investigational therapy was well tolerated

Radiographic Response

•
Patient 17’s main lesion was a large, diffuse, non-measurable oropharyngeal lesion
•
The target tumor lesion selected for response assessment was a mediastinal lymph node measuring 17.1mm in diameter, which decreased at second assessment below 10.0mm resulting in a complete response of the target lesion according to RECIST 1.1
•
At the second on treatment tumor assessment, despite continuing improvement of the target lesion and patient symptoms, a new dermal lesion was found in the previously irradiated region

Histologic Assays

•
At day 28 on treatment, patient 17’s matched tumor biopsy samples from the main oropharyngeal lesion showed an 8-fold increase in CD8 T cell tumor infiltration and a conversion of the tumor phenotype from desert to inflamed
•
PD-L1 expression, an additional maker of tumor inflammation, increased from 2 percent at baseline to 100 percent in the matched tumor biopsies
•
An RNA in situ hybridization (“ISH”) assay used for the detection of E6 and E7 expression demonstrated a dramatic reduction in the number of cells with high E6 and E7 antigen expression. E6 and E7 are the two antigens targeted by the SQZ APC cell therapy

Highest Dose Monotherapy Cohort Interim Safety and Manufacturing Findings as of October 8, 2021

•
There were no observed treatment-related serious or severe (grade 3 or greater) adverse events in the highest-dose cohort
•
The investigational therapy was generally well-tolerated, and no dose-limiting toxicities were observed
•
All patient batches were produced in less than 24 hours and yielded multiple cryopreserved doses

Clinical Trial Progress

•
The combination stage of SQZ-PMBC-HPV-101 trial with checkpoint inhibitors (“CPI”) is now enrolling
•
The highest-dose monotherapy stage of the trial continues enrollment to further evaluate the investigational candidate in single agent settings

A copy of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Additionally, copies of the oral presentation presented at the ESMO-IO Congress on December 9 and the Company’s presentation to be shared with investors and others from time to time in connection with today’s announcement are being furnished as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

The information in Exhibits 99.1, 99.2, and 99.3 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements relating to events and presentations, our platform development, our product candidates, clinical activities, progress and outcomes, development plans, manufacturing, clinical safety and efficacy results, therapeutic impact, market opportunities and disease prevalence. These forward-looking statements are based on management's current expectations. Actual results could differ from those projected in any forward-looking statements due to several risk factors. Such factors include, among others, risks and uncertainties related to our limited operating history; our significant losses incurred since inception and expectation to incur significant additional losses for the foreseeable future; the development of our initial product candidates, upon which our business is highly dependent; the impact of the COVID-19 pandemic on our operations and clinical activities; our need for additional funding and our cash runway; the lengthy, expensive, and uncertain process of clinical drug development, including uncertain outcomes of clinical trials and potential delays in regulatory approval; our ability to maintain our relationships with our third party vendors and strategic collaborators; and protection of our proprietary technology, intellectual property portfolio and the confidentiality of our trade secrets. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K, as updated by our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 and other filings with the U.S. Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements. Any forward-looking statements represent management's estimates as of this date and we undertake no duty to update these forward-looking statements, whether as a result of new information, the occurrence of current events, or otherwise, unless required by law.

Certain information contained in this press release relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this press release, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by SQZ Biotechnologies Company on December 9, 2021
99.2	ESMO-IO Congress Oral Presentation, dated December 9, 2021
99.3	Presentation of SQZ Biotechnologies Company, dated December 9, 2021
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SQZ BIOTECHNOLOGIES COMPANY

Date:	December 9, 2021	By:	/s/ Lawrence Knopf
Lawrence Knopf General Counsel